DIREXION SHARES ETF TRUST
DIREXION DAILY 20+ YEAR TREASURY BULL 3X SHARES (TMF)
DIREXION DAILY S&P BIOTECH BULL 3X SHARES (LABU)
(the “FUNDS”)

Supplement dated November 3, 2023 to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
dated February 28, 2023, as last supplemented

After the close of the markets on December 1, 2023 (the “Effective Date”), each Fund will effect a reverse split of its issued and outstanding shares as follows:
Fund Name	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	1 for 10	90%
Direxion Daily S&P Biotech Bull 3X Shares	1 for 20	95%
Effective after the close of markets on the Effective Date, each Fund’s CUSIP will change as noted in the table below:
Fund Name	Current CUSIP	New CUSIP
Direxion Daily 20+ Year Treasury Bull 3X Shares	25459W540	25460G138
Direxion Daily S&P Biotech Bull 3X Shares	25490K323	25460G120
As a result of these reverse splits, every ten or twenty shares, as applicable, of a Fund will be exchanged for one share as indicated in the table above. Accordingly, the total number of the issued and outstanding shares for a Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately ten- or twenty-times higher, as applicable, for the Funds. Shares of the Funds will begin trading on the NYSE Arca, Inc. (the “NYSE Arca”) on a split-adjusted basis on December 4, 2023.
The next day’s opening market value of the Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The tables below illustrate the effect of a hypothetical one-for-ten or one-for-twenty reverse split anticipated for the Funds, as applicable:
1-for-10 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$1	$1,000
Post-Split	100	$10	$1,000
1-for-20 Reverse Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$1	$1,000
Post-Split	50	$20	$1,000
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of each Fund’s record owners.
Redemption of Fractional Shares and Tax Consequences of the Reverse Split
As a result of the reverse splits, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, a Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse splits will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.

“Odd Lot” Unit
Also as a result of the reverse splits, a Fund may have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, a Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.